Other Restaurant Dispositions and Equity Method Investments	12 Months Ended
Jun. 29, 2011
Other Restaurant Dispositions and Equity Method Investments
Other Restaurant Dispositions and Equity Method Investments
3.	OTHER RESTAURANT DISPOSITIONS AND EQUITY METHOD INVESTMENTS

(a)	Sale of Macaroni Grill

In December 2008, we completed the sale of Macaroni Grill. We received cash proceeds of approximately $88.0 million and recorded a loss of $40.4 million in other gains and charges in the consolidated statement of income in fiscal 2009. The net assets sold totaled approximately $110 million and consisted primarily of property and equipment of $105 million. Macaroni Grill operating results were included in continuing operations for fiscal 2009 (through the sale date of December 18, 2008) as we have involvement in the ongoing operations of Macaroni Grill. As of June 29, 2011, we held a 15.6% ownership interest in the new entity, compared to 18.2% as of June 30, 2010.

In fiscal 2011, we resumed the application of the equity method of accounting as Macaroni Grill reported net income during the period subsequent to reporting net losses in fiscal 2010 and 2009. We recorded our share of Macaroni Grill's fiscal 2011 net income, net of our share of fiscal 2010 and 2009 losses, within operating income since the operations of Macaroni Grill are similar to our ongoing operations. This amount has been included in restaurant expense instead of a separate caption in our consolidated statements of income due to the immaterial nature of the amount.

(b)	Other Dispositions

During fiscal 2010, we sold 21 restaurants to a franchisee for $19.0 million in cash and recorded a gain of $2.8 million in other gains and charges in the consolidated statement of income.

During fiscal 2009, we recorded gains of $3.9 million related to the sale of nine restaurants to a franchisee and other land sales.

(c)	Joint Venture Investments

In fiscal 2011, we entered into an agreement with BTTO Participacoes Ltda for a joint venture investment in a new company to develop five Chili's restaurants in Brazil. We made a $1.3 million capital contribution to the joint venture in fiscal 2011. The first restaurant is projected to open in fiscal 2012.

In fiscal 2008, we entered into an agreement with CMR, S.A.B. de C.V. for a joint venture investment in a new corporation to develop 50 Chili's and Maggiano's restaurants in Mexico. We made a $1.6 million and a $4.6 million capital contribution to the joint venture in fiscal 2011 and 2009, respectively. At June 29, 2011, 25 Chili's restaurants were operating in the joint venture.

We account for these investments under the equity method of accounting and record our share of the net income or loss of the investees within operating income since the operations of the joint ventures are similar to our ongoing operations. These amounts have been included in restaurant expense in our consolidated statements of income due to the immaterial nature of the amounts.